DELAWARE LIFE ACCELERATOR PRIME ® VARIABLE ANNUITY
An individual flexible payment variable annuity
Issued by
Delaware Life Insurance Company
Supplement dated March 30, 2022
to the Prospectus dated December 31, 2021

At meetings held November 29 – December 1, 2021, the Board of Trustees of Invesco V.I. S&P 500
Index Fund (the “Target Fund”) unanimously approved an Agreement and Plan of Reorganization pursuant to which the Target Fund would transfer all of its assets and liabilities to the Invesco V.I. Equally-Weighted S&P 500 Index Fund (the “Acquiring Fund”).

It is expected that Target Fund shareholder approval will be sought at a shareholder meeting to be held in or around March, 2022, and the reorganization is expected to occur shortly thereafter. All the assets and liabilities of the Target Fund will be transferred to the Acquiring Fund.  Shareholders of the Target Fund will receive shares of equal value of the corresponding class of the Acquiring Fund in exchange for their shares.

If you have any questions regarding this Supplement, please call the Service Center toll-free at (800) 374-3714 or write to us - Delaware Life Insurance Company, P.O. Box 80428, Indianapolis, IN 46280; by express mail - Delaware Life Insurance Company, 10555 Group 1001 Way, Zionsville, IN 46077 and by facsimile at (800) 883-9165.

This Supplement must be read in conjunction with the current
Prospectus dated December 31, 2021